UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 2007

American Locker Group Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-439	16-0338330
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

815 S. Main Street

Grapevine, Texas 76051

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:      (817) 239-1600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2007, American Locker Group Incorporated (the “Company”) appointed Anthony B. Johnston, 46, as a director of the Company to serve until the next Annual Meeting of Stockholders of the Company and until his successor is duly elected and qualified.  Mr. Johnston’s appointment fills an existing vacancy on the Company’s board of directors.

Mr. Johnston has over 20 years of public company experience in both the manufacturing and service sectors.  Since October 1996, Mr. Johnston has been a Senior Vice President with The Westaim Corporation located in Calgary, Alberta, Canada. Prior to joining Westaim, Mr. Johnston was a Vice President with a major international airline.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LOCKER GROUP INCORPORATED

Date: February 20, 2007	By:	/s/ Edward F. Ruttenberg
		Name:	Edward F. Ruttenberg
		Title:	Chairman, Chief Executive Officer,
Chief Operating Officer and Treasurer